Bill Winters Co-CEO, Investment Bank N O V E M B E R 1 4 , 2 0 0 6 2006 Merrill Lynch Financial Services Conference Exhibit 99.1

Disclaimer
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.
Factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the firm’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 (as amended), and in the
Annual Report on Form 10-K for the year ended December 31, 2005 (as amended), filed with the
Securities and Exchange Commission and available at the Securities and Exchange Commission’s
Internet site (http://www.sec.gov).
The 2003 and 2004 financial information provided in this presentation is presented on a proforma combined basis, which includes purchase accounting adjustments made in connection with the merger of JPMorgan Chase and Bank One. The 2003 and 2004 proforma combined historical results represent how the financial information of JPMorgan Chase and Bank One may have appeared on a combined basis had the two companies been merged as of January 1, 2003. Additional information can be found on the Form 8-K/As furnished to the Securities and Exchange Commission on April
20, 2005 and July 20, 2005.
The selected financial information provided in this presentation for periods prior to 2003 is presented on a combined basis and represents only the summation of historical results reported by JPMorgan Chase and Bank One, without any purchase accounting adjustments.
All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information.

Overview
Great progress YTD 3Q06
Revenue growth with reduced volatility
Increased management discipline
Improved leverage of Universal Bank model
Continued focus on improving results
Investments in growth initiatives
Preparing for less favorable credit environment
Harvest strong fee pipeline

Investment Bank YTD 3Q06 performance
Performance Target:
ROE of 20% though the cycle
Strive to achieve by end of 2007
Record YTD 3Q06 revenues of
$13.6B up 19% YoY
Record IB fees of $4.0B up 35%
YoY
Record debt and equity
underwriting
Highest advisory fees since
2000
Record Fixed Income and Equity
Markets performance reflecting
strong trading results and equity
commissions
Expense reflects higher
performance-based
compensation, including SFAS
123R impact, and continued
strategic investments
Financial Results ($ millions)
YTD
3Q06
YTD
3Q05 O/(U)
Revenue $13,556 $11,418 19%
IB Fees 3,957 2,935 35%
Fixed Income Markets 6,400 6,165 4%
Equity M arkets 2,355 1,341 76%
Credit Portfolio 844 977 (14)%
Credit Costs 128 (755) NM
Expense 9,238 7,585 22%
Compensation 6,310 4,696 34%
Noncompensation 2,928 2,889 1%
Net Income $2,665 $3,007 (11)%
ROE 17% 20%
Avg Allocated Capital ($B) $20.7 $20.0

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Total Investment Bank Revenue ($ billions)
5.7
7.3
6.2
6.4
1.0
1.8
1.3
2.4
4.1
2.9
4.0
1.0
0.8
$1.6
$0.8
$1.2
($0.6)
2.9
1.4
2.0
$11.4
$13.6
$11.6
2002 -
Combined
Fixed
Income
Markets
Equity
Markets
IB Fees Credit
Portfolio
2005 YTD 3Q05 YTD 3Q06
Strong revenue growth across fees and markets
12%
21%
9%
CAGR
(10%)
$ 14.6
Note: 2002 Financials reflect combined revenues of JPMorgan Chase Investment Bank and Bank One Corporate Banking without any purchase accounting adjustments
Credit
Portfolio
IB Fees
Equity
Markets
Fixed
Income
Markets

Client franchise
Breadth and quality of relationships across issuers
and investors
Scale / Leadership positions
Scale in credit intermediation and derivatives
Leadership and market share gains in IB fees
Universal Bank model
Strong partnerships across JPMorgan Chase with
continued focus on expansion
Competitive Advantages

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YTD 3Q06 Total Investment Banking Fees ($ billions)
Client Franchise - Second highest IB fees in the industry
1.7
2.3
2.6
4.3
4.0
3.7
3.0
2.9
2.8
2.7
Goldman Sachs
JPMorgan Chase
Citigroup
Morgan Stanley
UBS
Credit Suisse
Merrill Lynch
Deutsche Bank
Lehman
Bank of America
57%
35%
21%
24%
YoY Growth
15%
28%
17%
11%
26%
25%
Notes:  Citigroup and UBS fees are firm-wide

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YTD 3Q06³
FY2005
Equity underwriting 6.1% 5.3%
Debt underwriting 6.8% 6.2%
M&A 8.5% 7.3%
Loans 9.2% 9.1%
2005 2004
Credit Derivatives
5
#1 #1
Equity Derivatives
5
#4 #2
Best FX Service
6
#2 #3
Upward momentum in our leadership rankings
Key League Table Rankings¹
1
Source: Thomson Financial, September 30, 2006
2
Includes ABS, MBS and Tax Munis
3
Excludes Australia
4
Source: Dealogic, September 30, 2006
5
Source: Risk Magazine Corporate End User rankings
6
Source: Global Investor rankings
JPM Wallet Share
4
Key Derivative Rankings
YTD 3Q06 FY2005
Rank Share Rank Share
Global League Tables
Global Announced M&A #3 26% #3 23%
Global Equity and Equity-Related #5 8% #6 7%
Global Long Term Debt²
#2 7% #4 6%
Global Syndicated Loans #1 15% #1 15%
Regional M&A
US Announced M&A #2 28% #3 26%
EMEA Announced M&A #2 31% #3 23%
Asia ex-Japan Announced M&A³
#3 13% #7 7%
Regional Equity
US Equity and Equity-Related #5 8% #6 9%
EMEA Equity and Equity-Related #1 11% #4 8%
Asia ex-Japan Eq. & Eq.-Related³
#3 7% #6 6%

JPMORGAN CHASE - 2006 MERRILL LYNCH FINANCIAL SERVICES CONFERENCE

ROSNEFT
OPEN JOINT STOCK COMPANY
OIL COMPANY

TOMMY HILFIGER

JPMorganChase

Universal Bank model is a key competitive advantage
Strategy:
Delivery of IB products &
capabilities to CB client base
Capital markets financing, FX,
derivatives and advisory
IB & AWM
Progress:
YTD 3Q06 Gross IB
Revenue from CB clients up 17%
from YTD 3Q05
50% + growth in M&A and Equity
Example:
IB & TSS
IB & CB
Strategy:
IB transactions for PB
clients and IB referrals to AWM
401K & IRA roll-over business,
personal asset management and
structured products
Strategy:
Opportunity to cross-sell
TSS & IB products
Integrated FX solutions, transition
management, trade financing,
payments, cash management and
custody
Progress:
Improved PB client conversion
rate from IB referrals from 21% in
FY2005 to 28% YTD 3Q06
YTD 3Q06, PB referrals of
potential IB clients already at
FY2005 level
Progress:
FX revenues from TSS
clients up 24% YTD 3Q06 vs. YTD
3Q05
Example:
$7.5B Loan Syndication
$10.8B IPO– Largest oil & gas IPO
$24.5B Bridge Loan Facility – Largest
ever for a Russian corporate
Depository role in GDR program
Advisor to Tommy Hilfiger
Corp. on its sale to Apax
Partners for $1.6B
Largest publicly-trade apparel
M&A transaction
Largest apparel company LBO
JPMorgan
Chase

Areas of focus
Improve risk productivity
Improving returns on the risk we take
Management discipline
Expenses, capital efficiency and investment discipline (ROI)
Filling in product gaps
Continue strategic business expansion in Energy, Securitized products, Emerging Markets and Principal Investments
Capitalize on e-trading technology
Building talent
Complete critical hires in key areas

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Increasingly diverse markets revenue base…
Equities
19%
Other
25%
Growth Initiatives
14%
Credit, Rates &
Currency
42%
FY2004 markets revenue by product YTD 3Q06 markets revenue by product
Credit, Rates &
Currency
39%
Equities
27%
Other
14% Growth Initiatives
20%
1
Includes Commodities, Securitized Products and Emerging Markets
1
1

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EMEA
40%
Asia
10%
Latin America
5%
North
America
45%
… and better balanced globally
EMEA
30%
Asia
12%
Latin America
4%
North
America
54%
FY2004 total IB revenue by region YTD 3Q06 total IB revenue by region

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Earnings volatility levels declined YTD 3Q06 with flat VAR
Principal Transactions ($ millions)
100
105
71
116
$69
$90
$88
$89
$0
$10
$20
$30
$40
2003 2004 2005 YTD 3Q06
Average Daily Revenue Volatility Index VAR
1
Daily revenue volatility indexed to 100 for 2003
2
Total trading and credit portfolio VAR
3
2003 data reflects JPMorgan Chase only
1 2
3

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$112
$96
$79
$42
$45
$58
$6
$12
$21
$54
$4
13.2%
12.4%
12.6%
11.9%
12.2%
11.5%
12.8%
2000 2001 2002 2003 2004 2005 YTD 3Q06
Total Loans Average HTM Loans
Average HFS Loans Total IB Fees Mkt Share
Prudence in a credit bull market resulted in reduced Net Interest Income
Recent growth in loan book driven by build-out of securitization business and increased capital markets activity
Average Loans ($ billions) and IB Fee Market Share
1
Loan balances for 2000-2002 are presented on a combined basis for JPM IB loans and Bank One Corporate Banking loans ex. Commercial Real Estate loans. Loan balances for 2003-
2004 are presented on a proforma basis.
2
Market share calculated based on total IB fees reported by the following peers : C, GS, MS, DB, UBS, CS, LEH, MER, and BAC.  C and UBS fees are firm-wide.
3
IB NII excluding trading-related NII
1
2
$1.1 $1.4 $1.7 $2.4 $2.6 $2.9 $2.9
Loan NII³
Loans down from historical highs with growing fee share

Credit risk management
Total IB loans down 30% since 2000 with decline in Held-to-
Maturity loans more pronounced
Largest industry concentration (Banks and Finance companies)
down from 17% in 2003 to 11% as of September 30, 2006
Tightened concentration limits; process to reduce loans above threshold is well-established
Reduced number of clients above net exposure threshold by
24% since JPM-ONE merger on July 1, 2004
Strong credit quality of loan book -- 71% investment grade
Near-term NII sacrifice for better long-term credit position

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Total number of fund managers 659 507
Total number of fund counterparties 1,799 1,265
Total Net Asset Value ($ billions) $1,037 $702
Hedge Fund Client Profile
Hedge fund exposure is well-collateralized
Positive MTM Exposure $2,155 $2,280
Collateral Held by JPMC $5,893 $5,529
Direct loans $147 $109
MTM Trading Exposures ($ millions)
10/06 5/05
10/06 5/05

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40%
44%
26%
26%
21%
41%
2004 2005 YTD 3Q06
Comp / Revenue Noncomp / Revenue
Revenue / Producer Ratio +11%
Support / Producer Ratio (6)%
Improving efficiency metrics
Expense ratios
66%
67%
65%
Note : YTD 3Q06 Overhead ratio and Comp/Revenue ratio excludes SFAS 123R impact; 2004 and 2005 ratios have been adjusted for current Corporate allocation methodology implemented in 2006
1
Adjusted comp/revenue ratio includes compensation related to internal allocations and excludes net revenue and compensation related to Credit Portfolio activities
Efficiency metrics (YTD 3Q06 vs. FY2005)
Higher Comp/Revenue driven by market conditions and shift in business mix
Strong focus on Noncompensation expense management
Adjusted Comp/Revenue¹
(YTD 3Q06)
Reported Comp / Revenue 44%
Adjustments for Credit Portfolio &
Corporate Allocations
3%
  Adjusted Comp / Revenue 47%
Additional efficiency improvements planned

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Performance Target
20% ROE through the cycle
Strive to achieve by end of 2007
Management Discipline & Business Efficiency
New business investments
Energy trading and risk management
Securitized Products: structuring and investing
Principal Investing: debt, equity, and real estate
Local Emerging Markets: debt, equity, and derivatives
Retail investment products: manufacturing and distribution
Pension Advisory & Risk Management
How We Get There
Performance target: How we get there

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Build-out 75% complete
YTD 3Q06 client revenues
50% above FY2005 level
Energy
25% YTD Americas revenue
growth
#1 rank in U.S. CMBS
2
Securitization of CHF
production up from ~80%
in 2005 to 95% YTD 2006
Securitized
Products
Strong 2006 local markets
performance in EMEA and
Latin America
Emerging
Markets
Path to achieving performance target
Complete European build-
out by end of 2006
Continue to expand our
principal business in sub-
prime/home equity loans
Global expansion
Develop strong local
securities capabilities to
complement existing strong
cross-border franchise
Grow organically or through
partnership/acquisition if
opportunities exist
Progress Next steps
$100-160mm
$100-160mm
$50mm+
Incremental
Earnings impact¹
1
Incremental earnings impact at target state, post-build-out, which may be beyond 2007
2
Source: Thomson Financial as of September 30, 2006

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Obtained Department of
Labor opinion that supports
our fiduciary management
model
Pension
advisory and
risk mgmt
Continue development of
mortality indices and
products to manage
longevity risks
Efficiency/
expense
management
Ongoing productivity
improvements targeted
Path to achieving performance target, cont’d
Retail
Structured
Products
Continue to develop
cross-product platform
Added over two dozen
distributors, including
Fidelity in the US
$50-100mm
$50-100mm
$160-270mm Funding investments with
continued productivity
savings
Progress Next steps
Incremental
Earnings Impact¹
1
Incremental earnings impact at target state, post-build-out, which may be beyond 2007

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JPM is well-positioned to grow in a robust market and
perform well relative to peers in a downturn
Strong revenue growth across businesses
Improved management discipline
Well-established risk management framework
Key Takeaways
Continue to see a robust banking environment & strong fee pipeline in near-term
Large upside potential from strategic initiatives & firm-wide cross-
sell opportunities
Investments funded largely by productivity savings
Well-prepared for expected change in credit environment
Outlook